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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): March 10, 2003



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





             Michigan                     0-27656               38-3261854
    ---------------------------           -------               ----------
   (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)              File Number)        Identification No.)


38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan         48335
--------------------------------------------------------------         ------
           (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (248) 476-3200


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 - 4. NOT APPLICABLE.

ITEM 5.      OTHER EVENTS.

         On March 10, 2003, the Company held a Special Meeting of Shareholders for the purpose of approving an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares, no par value, to 40,000,000 shares, no par value. The proposal was approved by the shareholders at the Special Meeting. The votes were as follows:

         Amendment to the Restated Articles of Incorporation

Votes In Favor                Votes Against                   Votes Abstained
--------------                -------------                   ----------------
   4,091,380                     282,225                             0


ITEM 6.      NOT APPLICABLE.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

       (a) - (b)  NOT APPLICABLE.

       (c)        EXHIBITS.

                  3.1 Certificate of Amendment to Articles of Incorporation, filed with the State of Michigan on March 19, 2003.

ITEMS 8 AND 9.    NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHILDTIME LEARNING CENTERS, INC.


Date:  March 19, 2003             By: /s/ Frank M. Jerneycic
                                      ------------------------------------------
                                      Frank M. Jerneycic
                                      Its: Chief Financial Officer and Treasurer



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                                 EXHIBIT INDEX



Exhibit No.                     Description
-----------                     -----------

   3.1 Certificate of Amendment to Articles of Incorporation, filed with the State of Michigan on March 19, 2003.